As filed with the Securities and Exchange Commission on September 29, 1995.



                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

                                              ---
Filed by the registrant                       |X|
                                              ---
                                              ---
Filed by a party other than the registrant    | |
                                              ---

Check the appropriate box:

---
| |   Preliminary proxy statement
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|X|   Definitive proxy statement
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| |   Definitive additional materials
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| |   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
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                           FREEDOM INVESTMENT TRUST III
                (Name of Registrant as Specified in Its Charter)

                           FREEDOM INVESTMENT TRUST III
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (check the appropriate box):


|X|      Fee paid previously with preliminary materials.

Dear Fellow Discovery Fund Shareholder:

A special meeting of shareholders will be held for your Fund on November 15, 1995 at 9:00 A.M. at the location noted on your enclosed proxy statement. You will be asked to approve certain changes to your Fund. Your Board of Trustees has already unanimously approved each of the proposals, which are more fully described in the proxy statement.

To help you review the proxy statement, we would like to explain some of the proposed changes.

CHANGE TO INVESTMENT OBJECTIVE
Discovery Fund's current investment objective is to seek long-term growth of capital through investment primarily in common stocks of small- to medium-sized companies that are believed to offer superior prospects for growth. If approved, Discovery Fund will also be able to invest in large capitalization stocks. This proposed change is designed to broaden the Fund's investment opportunities. Large companies have more resources and are generally able to withstand economic uncertainties better than small- or medium-sized companies. For this reason, your Trustees believe that this change can help reduce the amount of investment risk assumed by the Fund.

REDUCTION IN MANAGEMENT FEE
The Trustees of the Discovery Fund are recommending a reduction in management fees charged to the Fund. This proposed reduction will reduce the total operating expenses of the Fund, which are ultimately borne by the shareholders. The reduction will not result in any decrease in services provided to the Fund; management will continue to provide the same high level of services to the Fund.

ELECTION OF THE BOARD OF TRUSTEES
The Board of Trustees is responsible for protecting your interests as a shareholder of the Fund. A list of nominees and a brief description of the background of each is included in the enclosed proxy statement.

INCREASED INVESTMENT FLEXIBILITY
The remaining proposals relate to amendments to certain investment restrictions. Under the proposals, the Fund will gain the flexibility to engage in certain transactions if management determines that they would be in the best interest of the Fund.

YOUR VOTE COUNTS!
No matter how large or small your investment may be, your vote is important. We urge you to consider these proposals and vote by completing, signing and returning the enclosed proxy ballot form to us immediately. YOUR PROMPT RESPONSE WILL HELP YOUR FUND AVOID THE COST OF ADDITIONAL MAILINGS. FOR YOUR CONVENIENCE, WE HAVE PROVIDED A POSTAGE-PAID ENVELOPE.

If you have questions regarding the proposed changes, please call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time.

Sincerely,

Edward J. Boudreau, Jr.
Chairman and CEO

                          JOHN HANCOCK DISCOVERY FUND

                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 15, 1995

         A Special Meeting of Shareholders (the "Meeting") of John Hancock Discovery Fund (the "Fund"), a series of Freedom Investment Trust III (the "Trust") (telephone 1-800-225-5291), will be held at the offices of the Trust located at 101 Huntington Avenue, Boston, Massachusetts 02199, at 9:00 a.m., Eastern time, on Wednesday, November 15, 1995. The purpose of the Meeting is to consider and act upon the following proposals:

         (1) To approve the terms of a new investment management contract (the "New Agreement") between the Trust, on behalf of the Fund, and John Hancock Advisers, Inc. (the "Adviser"). THE ADVISORY FEES PAID BY THE FUND TO THE ADVISER WILL BE REDUCED UNDER THE NEW AGREEMENT.

         (2) To approve an amendment to the Fund's fundamental investment objective to permit the Fund to invest in common stocks of companies with all levels of capitalization and to redesignate the Fund's investment objective as non-fundamental.

         (3) To approve an amendment to the Fund's fundamental investment restriction to permit short sales of securities.

         (4) To approve an amendment to the Fund's fundamental investment restriction to permit the Fund to loan portfolio securities.

         (5) To elect eighteen Trustees to hold office until their respective successors have been duly elected and qualified.

         (6) To transact other business that may properly come before the Meeting or any adjournment of the Meeting.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL
PROPOSALS

         Shareholders of record of the Fund as of the close of business on September 22, 1995 are entitled to notice of and to vote at the Meeting or any adjournment of the Meeting. The Proxy Statement and proxy card are being mailed to shareholders on or about September 29, 1995.

                                             THOMAS H. DROHAN
                                             Senior Vice President and Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

Boston, Massachusetts
September 29, 1995


340PX 9/95

                          JOHN HANCOCK DISCOVERY FUND


                             101 HUNTINGTON AVENUE
                          BOSTON, MASSACHUSETTS 02199

                                ---------------

                                PROXY STATEMENT

                                    GENERAL

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Freedom Investment Trust III (the "Trust"), on behalf of John Hancock Discovery Fund (the "Fund"). The proxies will be used at the special meeting (the "Meeting") of the Fund's shareholders to be held at the offices of the Trust located on the 2nd floor at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, November 15, 1995 at 9:00 a.m., Boston time. Proxies will be solicited by mail and may also be solicited in person or by telephone by officers, directors and/or registered representatives of the Trust's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds"), and by employees, officers and/or directors of John Hancock Advisers, Inc. (the "Adviser"). In addition, the Trust's transfer agent, John Hancock Investor Services Corporation ("Investor Services") will solicit proxies in person and/or by telephone at a cost to the Fund of between $2,000 and $3,000.

           The cost of preparing and mailing this Proxy Statement and the accompanying Notice and proxy card will be borne by the Fund. The mailing address of the Trust, the Adviser, John Hancock Funds and Investor Services is 101 Huntington Avenue, Boston, Massachusetts 02199. This Proxy Statement and proxy card are being mailed to shareholders on or about September 29, 1995. The Fund's annual report for the July 31, 1995 fiscal year is included with this Proxy Statement.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

           The Board of Trustees has fixed the close of business on September 22, 1995 as the record date (the "Record Date") for determination of shareholders of the Fund entitled to notice of and to vote at the Meeting. Shareholders of record of the Fund on the Record Date are entitled to one vote per share at the Meeting or any adjournment of the Meeting.


           On August 31, 1995, 536,432 Class A shares of beneficial interest of the Fund and 2,538,762 Class B shares of beneficial interest of the Fund were outstanding.

           On August 31, 1995, the following persons owned beneficially or of record more than 5% of the outstanding Class A shares of the Fund: J.C. Bradford & Co., custodian f/b/o RCIP Limited Partners II, 330 Commerce Street, Nashville, Tennessee 37201-1805 (24.31%). On August 31, 1995, no person owned beneficially or of record more than 5% of the outstanding Class B shares of the Fund.

                                   PROPOSAL 1

                   APPROVAL OF THE TERMS OF A NEW INVESTMENT
                        MANAGEMENT CONTRACT BETWEEN THE
                         TRUST, ON BEHALF OF THE FUND,
                        AND JOHN HANCOCK ADVISERS, INC.

GENERAL

           The Fund's investments are managed by the Adviser pursuant to an Advisory Agreement dated August 29, 1989, as restated July 1, 1992 (the "Existing Agreement"). The Existing Agreement was approved by shareholders at a meeting held on December 10, 1992

           At a meeting of the Board of Trustees on August 28, 1995, the Trustees, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), voted to approve, and voted to recommend that the Fund's shareholders approve, the adoption of a new investment management contract (the "New Agreement") in place of the Existing Agreement. The terms of the New Agreement would reflect: (1) a decrease in the fee paid to the Adviser with respect to investment management services, (2) differences in expense limitation provisions and (3) additional changes noted below to conform the Fund's investment management contract to those of most other funds in the John Hancock fund complex. Material similarities and material differences between the Agreements are set forth below.

MATERIAL SIMILARITIES BETWEEN THE EXISTING AGREEMENT AND THE NEW AGREEMENT

           Under both the Existing Agreement and the New Agreement, the Adviser provides the Fund with a continuous investment program for the management of its assets. The Adviser provides overall investment advice and management of the Fund, subject to the overall supervision and review of the Board of Trustees of the Trust and to the Fund's investment objective, restrictions and policies, as described in the Fund's Prospectus and Statement of Additional Information.


           Under each Agreement, the Adviser pays all expenses it incurs with respect to the performance of its duties thereunder, including expenses associated with office space and related equipment. The Fund bears all other material expenses (except as noted in the first paragraph of subsection C of this Proposal 1). Each Agreement provides that such Agreement shall be effective for a period of up to two years after its adoption and then for one year periods thereafter so long as it is annually approved by (i) a majority of the Independent Trustees and (ii) either (a) the Trustees or (b) a Majority Shareholder Vote (as defined below in the "Vote Required" section of this Proposal 1). Each Agreement also provides that the Agreement may be terminated on 60 days written notice without penalty by either a Majority Shareholder Vote, the Trustees or the Adviser. Each Agreement automatically terminates upon assignment as defined by the 1940 Act. Each Agreement provides that the obligations of the Fund under the Agreement are not binding on the Trustees, shareholders, officers, employees, agents or nominees of the Trust or the Fund as individuals but bind only the Trust (under the Existing Agreement) or the Fund (under the New Agreement) and its property.


MATERIAL DIFFERENCES BETWEEN THE EXISTING AGREEMENT AND THE NEW AGREEMENT

         A. THE INVESTMENT MANAGEMENT FEE

         Under the Existing Agreement, for all services and facilities provided by the Adviser, the Fund pays monthly an advisory fee to the Adviser equivalent on an annual basis to a stated percentage of the average daily net assets of the Fund as set forth below:

                              Net Asset Value                     Annual Rate
                              ---------------                     -----------
         First $250,000,000...................................       1.00%
         Next $250,000,000....................................       0.80%
         Amount Over $500,000,000.............................       0.75%

         As of July 31, 1995, the Fund's net asset value totaled $36,720,317. The advisory fee paid by the Fund for the fiscal year ended July 31, 1995 (shown in total dollar amount and as a percentage of net assets) was $294,993 (1.00%). The Fund's total annual operating expenses for such period were 2.10% and 2.70% of the Fund's average daily net assets with respect to Class A shares and Class B shares, respectively.

         The Existing Agreement provides no description of how the "average daily net assets" of the Fund will be calculated.

         Under the New Agreement, the advisory fee will decrease. The Fund will pay monthly an advisory fee to the Adviser equivalent on an annual basis to 0.75% of the average daily net assets of the Fund up to $750,000,000 and 0.70% for all amounts over $750,000,000.

         If the proposed fee had been in effect for the fiscal year ended July 31, 1995, the advisory fee paid by the Fund (expressed as a total dollar amount and as a percentage of net assets) would have been $221,245 (0.75%). This represents a decrease of 0.25% from the fee actually paid under the Existing Agreement. The Fund's total annual operating expenses for such period would have been 1.85% and 2.45% of the Fund's average daily net assets with respect to Class A shares and Class B shares, respectively.

         The New Agreement provides that the "average daily net assets" of the Fund will be calculated on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act.

         The reduction in advisory fees owed to the Adviser by the Fund will reduce the total operating expenses of the Fund ultimately borne by its shareholders. The reduction in the advisory fee will not result in a decrease in services provided by the Adviser to the Fund. The Adviser will continue to provide the same level and quality of services to the Fund that it currently provides.

         B. ADVISORY FEE LIMITATIONS

         Under the Existing Agreement, if the total expenses of the Fund (exclusive of interest, taxes, brokerage expenses and extraordinary items) for any fiscal year exceed the lowest expense limitation imposed by any state in which shares of the Fund are qualified for sale, the Adviser will pay or reimburse the Fund for that excess up to the amount of the advisory fees payable by the Fund during that fiscal year. The amount of the monthly advisory fee payable by the Fund will be reduced to the extent that the monthly expenses of the Fund, on an annualized basis, would exceed the foregoing limitations. If at the end of the fiscal year, the expenses of the Fund are within the foregoing limitation, any excess amount previously withheld from the monthly advisory fee during such fiscal year will be paid to the Adviser.

         Under the New Agreement, this language has been modified to provide simply that the Adviser will adhere to applicable state law. It requires the Adviser to reduce its fee and make additional arrangements only as required in order to comply with that state's law. This language reflects the minimum requirements of state laws both as currently in effect and as they may be enacted or amended in the future. The Adviser may, however, make additional arrangements at its discretion to reduce Fund expenses beyond those required by state law. The New Agreement contains an additional provision permitting the Adviser to refrain from imposing all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking will constitute a binding modification of the New Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.

         C. OTHER DIFFERENCES BETWEEN THE EXISTING AGREEMENT AND THE NEW
            AGREEMENT


         The New Agreement provides that the Fund will bear the allocable cost of the Adviser's employees rendering legal services to the Fund. Although the Adviser reserves the right to do so, the Adviser has no current intention to allocate these costs to the Fund and will not do so until the Trustees, including the Independent Trustees, approve the allocation. Accordingly, there will be no immediate increase in the Fund's expenses as a result of the inclusion of this provision in the New Agreement. The New Agreement also provides that the Fund will be responsible for the expense of periodic calculations of the net asset value of the shares of the Fund.


         Each Agreement provides that the Adviser may provide investment advisory services to other clients; however, the New Agreement further provides that the Adviser may provide services to other investment companies and that the officers, directors and employees of the Adviser and its parent may continue to engage in providing portfolio management services to other investment companies. The New Agreement also provides that the Adviser is under no obligation to acquire any particular investment on behalf of the Fund if, in the Adviser's sole discretion, it is not feasible or desirable to acquire a position in that investment on behalf of the Fund.

         The New Agreement provides that in connection with the purchase or sale of securities for the account of the Fund, neither the Adviser nor any of its subsidiaries, directors, officers or employees will act as principal or agent or receive any commission except as the 1940 Act permits. If the Adviser advises persons concerning shares of the Fund, the Adviser will be acting solely on its own behalf and not on behalf of the Fund. The Agreement further states that the Adviser and its affiliates can buy, sell and trade securities for their own accounts.

         Each Agreement provides that the Adviser may subcontract some of its work for the Fund to other investment advisers. The New Agreement, however, specifically provides that the subcontract must be signed by the Trust and the Adviser, approved by the vote of a majority of the Trustees of the Trust who are not interested persons of the Adviser, the subadviser or of the Trust and by a Majority Shareholder Vote. The Agreement further provides that any fee, compensation or expense to be paid to a subadviser will be paid by the Adviser (not by the Fund).

         The New Agreement provides that the Trust and the Fund may use the name "John Hancock" or similar names to those of John Hancock Advisers, Inc. or John Hancock Mutual Life Insurance Company only while the Agreement is in effect. John Hancock Mutual Life Insurance Company reserves the right to grant nonexclusive rights to use of the name "John Hancock" to other investment companies and entities.

         Each Agreement limits the liability of the Adviser for any error of judgment, mistake of law or loss to the Fund unless such liability is as a result of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations under the Agreement. The Existing Agreement further provides that nothing in the Agreement protects any trustee or officer of the Trust against any liability to which such person might be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of such person's obligations under the Agreement. The New Agreement contains no such exception because it serves no purpose; such Trustees and officers are not parties to, and do not assume any liabilities under, the New Agreement. The New Agreement clarifies that individuals who are employees of both the Fund and Adviser will be deemed to be acting solely for the Fund when acting within the scope of their employment for the Fund and not as employees or agents of the Adviser.

         The Existing Agreement provides that the Agreement may be amended by the Adviser and a Majority Shareholder Vote. The New Agreement also requires that any amendment be in writing. The New Agreement further provides that no amendment, transfer, assignment, sale, hypothecation or pledge of the Agreement will be effective until it is approved by (i) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser and (ii) a Majority Shareholder Vote.

         The New Agreement clarifies that the Fund is not liable for obligations of any other series of the Trust and no other series of the Trust is liable for the Fund's obligations under the Agreement.

         The form and style of the New Agreement is substantially different from the form and style of the Existing Agreement.


         Each of the changes described under this subsection C results from an effort to provide the Fund with an up-to-date investment management contract which conforms substantially to the contracts of the other funds in the John Hancock fund complex.


         For text of the New Agreement, see EXHIBIT A attached to this Proxy Statement. This description of the New Agreement and comparison to the Existing Agreement are qualified in their entirety by reference to EXHIBIT A.

TRUSTEES' EVALUATION AND RECOMMENDATION

         At the meeting of the Board of Trustees on August 28, 1995, the Trustees, including the Independent Trustees, approved the New Agreement and the management fee provided in the Agreement. In making this determination, the Trustees considered several factors, including the reduction in expenses to be borne by the Fund and its shareholders; provisions of the contracts of other funds in the John Hancock fund complex; the nature, quality and scope of the services to be provided to the Fund; the investment record of the Adviser in managing the Fund; comparative information concerning similar investment companies with respect to investment performance, the levels of investment management fees and expense ratios in the industry generally; the various risks assumed by the Adviser; and the benefits to the Adviser of its relationship with the Fund. The Trustees believe the New Agreement and the management fee to be reasonable, fair and in the best interests of the Fund's shareholders.

         THE TRUSTEES RECOMMEND THAT FUND SHAREHOLDERS VOTE FOR THE PROPOSAL ADOPTING THE NEW AGREEMENT.

VOTE REQUIRED

         Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund that are represented at the Meeting if at least 50% of all outstanding shares of the Fund are represented at the Meeting or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting (a "Majority Shareholder Vote").

THE INVESTMENT ADVISER

    The Adviser is a wholly-owned subsidiary of The Berkeley Financial Group ("The Berkeley Group"), which is a wholly-owned subsidiary of John Hancock Asset Management. John Hancock Asset Management is a wholly-owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"). The address of the Adviser is 101 Huntington Avenue, Boston, Massachusetts 02199. The address of the other entities is John Hancock Place, Boston, Massachusetts 02117. The directors of the Adviser and their principal occupations or employment are set forth under the caption, "Directors of the Adviser." The Adviser provides investment advisory services to other mutual funds with investment objectives substantially identical to that of the Fund. See EXHIBIT B for a list of those funds and the rates of the advisory fees paid by those funds.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

         During the Fund's fiscal year ended July 31, 1995, the Fund paid no brokerage commissions to affiliated brokers.

OTHER MATERIAL PAYMENTS BY THE FUND TO THE ADVISER AND AFFILIATES OF THE ADVISER

         For the fiscal year ended July 31, 1995, the Fund paid $11,042 and $249,491 to John Hancock Funds for distribution related services on behalf of Class A and Class B shares, respectively. It is expected that John Hancock Funds will continue to provide these services to the Fund.

DIRECTORS OF THE ADVISER

         Edward J. Boudreau, Jr., Chairman of the Trust, is the principal executive officer of the Adviser. Mr. Boudreau's principal occupations and address, as well as those of the other Directors of the Adviser, are set forth below.

Edward J. Boudreau, Jr.   Chairman and Chief Executive Officer, the Adviser and
101 Huntington Avenue     The Berkeley Group; Chairman and Managing Director,
Boston, MA 02199          John Hancock Advisers International Ltd., John Hancock
                          Funds and Investor Services (collectively, the
                          "Affiliated Companies"); Chairman and Managing
                          Director, NM Capital Management, Inc.; Chairman,
                          Sovereign Asset Management Corporation; and Chairman,
                          First Signature Bank & Trust.

Stephen L. Brown          Chairman and Chief Executive Officer, the Life
John Hancock Place        Company; Director, the Adviser and the Affiliated
Boston, MA 02117          Companies; Trustee, The Berkeley Group and John
                          Hancock Asset Management.

Foster L. Aborn           Vice Chairman, Director and President, Investment and
John Hancock Place        Pension Sector, the Life Company; Director, the
Boston, MA  02117         Adviser, Independence Investment Associates,  Inc.,
                          John Hancock Funds, Investor Services, and John
                          Hancock Subsidiaries, Inc.; Trustee, The Berkeley
                          Group and John Hancock Asset Management; Director,
                          Hancock Venture Partners, Inc.; Director, John Hancock
                          Capital Growth Management, Inc.; and Director, John
                          Hancock Capital Corp. and John Hancock Freedom
                          Securities Corp.

Richard S. Scipione       Director, the Adviser, NM Capital Management, Inc.,
John Hancock Place        Sovereign Asset Management Corporation and Investor
Boston, MA 02117          Services; General Counsel, the Life Company; and
                          Trustee, The Berkeley Group.

Thomas E. Moloney         Chief Financial Officer, the Life Company; Director,
John Hancock Place        the Adviser and the Affiliated Companies; and
Boston, MA 02117          Trustee, The Berkeley Group.

John M. DeCiccio          Senior Vice President, Investment Technology and
John Hancock Place        Financial Management, the Life Company; Director, the
Boston, MA  02117         Adviser and the Affiliated Companies; and Trustee,
                          The Berkeley Group.

Jeanne M. Livermore       Senior Vice President, Group Pension Guaranteed and
John Hancock Place        Stable Value Products, the Life Company; Director,
Boston, MA 02117          the Adviser, the Affiliated Companies and John
                          Hancock Advisers International Ltd.; and Trustee, The
                          Berkeley Group.

John Goldsmith            Chairman and Chief Executive Officer, John Hancock
One Beacon Street         Freedom Securities Corp.; Director, the Adviser and
Boston, MA 02108          the Affiliated Companies; and Trustee, The Berkeley
                          Group.

Richard O. Hansen         Vice President, Managerial Department, the Life
John Hancock Place        Company; Director, the Adviser and the Affiliated
Boston, MA 02117          Companies; and Trustee, The Berkeley Group.

William C. Fletcher       Director, the Adviser, John Hancock Funds, Investor
53 State Street           Services; President and Director, Independence
Boston, MA 02109          Investment Associates, Inc.; Trustee, The Berkeley
                          Group; Trustee, President and Chief Executive Officer,
                          John Hancock Asset Management; and Director, Hancock
                          Natural Resource Group, Inc. and John Hancock Energy
                          Resources Management, Inc.

Robert G. Freedman        Vice Chairman and Chief Investment Director, the
101 Huntington Avenue     Adviser; Director, the Adviser, NM Capital Management,
Boston, MA 02199          Inc., Sovereign Asset Management Corporation and the
                          Affiliated Companies; Senior Vice President, The
                          Berkeley Group; and Director, John Hancock Advisers
                          International Ltd.

Robert H. Watts           President, Chief Executive Officer and Director,
John Hancock Place        John Hancock Distributors, Inc.; and Director, the
Boston, MA 02117          Adviser and the Affiliated Companies.

C. Troy Shaver, Jr.       President, Chief Executive Officer and Director, John
101 Huntington Avenue     Hancock Funds; Director, the  Adviser, NM Management,
Boston, MA 02199          Inc.,  Sovereign  Asset  Management Corporation and
                          the Affiliated Companies.

David A. King             President, Chief Executive Officer and Director,
101 Huntington Avenue     Investor Services; Director, the Adviser and the
Boston, MA 02199          Affiliated Companies.

         In addition to Messrs. Boudreau and Freedman, the following persons are officers, trustees and/or directors of both the Trust and the Adviser: Anne C. Hodsdon, President of the Trust and President and Chief Operating Officer of the Adviser; Thomas H. Drohan, Senior Vice President and Secretary of both the Trust and the Adviser; James B. Little, Senior Vice President and Chief Financial Officer of the Trust and Senior Vice President of the Adviser; James K. Ho, Senior Vice President of the Trust and Executive Vice President of the Adviser; Michael P. DiCarlo, Senior Vice President of the Trust and Executive Vice President of the Adviser; John A. Morin, Vice President of the Trust and Executive Vice President of the Adviser; Susan S. Newton, Vice President, Assistant Secretary and Compliance Officer of the Trust and Vice President and Assistant Secretary of the Adviser; James J. Stokowski, Vice President and Treasurer of the Trust and Vice President of the Adviser; and David S. Beckwith, Vice President of both the Trust and the Adviser.


                                   PROPOSAL 2

                APPROVAL OF AMENDMENT TO THE FUND'S FUNDAMENTAL
                 INVESTMENT OBJECTIVE AND REDESIGNATION OF THE
                 FUND'S INVESTMENT OBJECTIVE AS NON-FUNDAMENTAL

GENERAL

         At a meeting of the Board of Trustees on August 28, 1995, the Trustees, including the Independent Trustees, voted to approve, and voted to recommend to the Fund's shareholders that they approve, a proposal to amend the Fund's investment objective and to redesignate the investment objective as non-fundamental.

PROPOSED AMENDED INVESTMENT OBJECTIVE

         The Fund's current investment objective (as set forth in the Fund's Prospectus) is to "achieve long-term growth of capital through investment primarily in common stocks of small to medium-sized companies, which are believed by the Fund's managers to offer superior prospects for growth" (the "Current Objective"). The Fund's proposed investment objective would be to "achieve long-term growth of capital" (the "Proposed Objective"). The Fund will seek to achieve this objective by investing primarily in common stocks that are believed by the Fund's manager to offer superior prospects for growth. As currently managed, the Fund seeks to achieve long-term growth of capital by investing at least 65% of its total assets in equity securities primarily of small to medium-sized companies. Small to medium-sized companies include companies with a market capitalization of between $50 million and $1.5 billion. The Proposed Objective, if adopted, will allow the Fund to also invest in large capitalization companies (those with a market capitalization in excess of $1.5 billion).


         In making their determination to recommend this Proposal, the Trustees considered the fact that allowing the Fund to also invest in large capitalization companies may reduce the amount of investment risk assumed by the Fund. Large capitalization companies have more resources and are generally able to withstand economic uncertainties better than small or medium-sized companies. In addition, the Trustees expect that the Proposed Objective will give the Fund greater flexibility to take advantage of a broader range of investment prospects among large capitalization companies, while maintaining the proven investment selection process and focused portfolio management style currently used by the Fund. Although there can be no certainty, the Trustees believe that the Fund will be in a better position to capture a greater share of the equity fund market and to increase its asset size if this Proposal is adopted. An increase in asset size of the Fund may enable the Fund to take advantage of economies of scale and thereby reduce its costs.


         The Proposed Objective will be non-fundamental, which means that the investment objective may be changed at the discretion of the Trustees without a shareholder vote. The Trustees believe that the ability to change the Fund's investment objective will enable the Fund to better respond to changing economic and market conditions without incurring the expense and delay associated with holding a shareholders' meeting. If the Trustees were to decide at some future date to amend the Fund's investment objective, no change would become effective until the Fund's Prospectus and Statement of Additional Information had been amended or supplemented to disclose the change.

         In connection with their approval of the Proposed Objective and its designation as non-fundamental, the Trustees have also approved changes to the Fund's (i) non-fundamental investment restriction with respect to illiquid investments and (ii) fundamental investment restrictions with respect to short sales of securities and lending of portfolio securities. See Proposals 3 and 4 for a discussion of the changes to the fundamental investment restrictions.

         The Fund's existing liquidity restriction limits its investments in illiquid securities to 10% of its net assets. Under policies of the SEC, a security is considered illiquid if it cannot be sold within seven days at the price at which the Fund values the security. In 1992, the SEC concluded that the 10% limit was overly restrictive for open-end mutual funds that are not money market funds. Accordingly, it increased the limit for these funds to 15% of the funds' net assets. All but a few states' securities commissions also permit a 15% limit on illiquid securities. Because this restriction is non-fundamental, no shareholder vote is required to adopt the amendment.

TRUSTEES' RECOMMENDATION

         THE TRUSTEES OF THE TRUST RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE INVESTMENT OBJECTIVE OF THE FUND AND REDESIGNATE IT AS NON-FUNDAMENTAL.

VOTE REQUIRED

          Approval of Proposal 2 requires a Majority Shareholder Vote.

                                   PROPOSAL 3

                        PROPOSED AMENDMENT TO THE FUND'S
            FUNDAMENTAL INVESTMENT RESTRICTION REGARDING SHORT SALES

         On August 28, 1995, the Trustees of the Trust, including the Independent Trustees, voted to approve, and voted to recommend to the Fund's shareholders that they approve, a proposal to amend the Fund's fundamental investment restriction with respect to short sales of securities. Approval of this Proposal 3 will permit the Fund to make short sales of securities if, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent to the securities sold. If such right is conditional, the sale will be made upon the same conditions. These short sales are known as short sales "against the box." The Proposal would also allow the Fund to make short sales in connection with arbitrage transactions, for hedging purposes and to profit from anticipated declines in the value of a security. The restriction on the right of the Fund to purchase securities on margin, which is part of the same investment restriction, will not change under this Proposal.

         The Fund's existing restriction prohibits the Fund from making short sales. Short sales are designed to take advantage of anticipated declines in the value of the security sold short or to hedge against declines in other of its securities with characteristics similar to those of the securities sold short. Short sales are sales of borrowed securities, which securities must be replaced at a later date by purchasing the security at its market price at the time of replacement. Until the security is replaced, the seller is required to pay the lender any accrued interest and may be required to pay a premium. If the securities sold short decline in price between the date of the short sale and the date on which the seller replaces the borrowed security, the seller will realize a gain. The seller will incur a loss, however, if the securities sold short increase in price between the date of sale and the date of replacement. The amount of any gain will be decreased and the amount of any loss will be increased by the amount of any premium or interest or dividends the seller may be required to pay to the lender in connection with a short sale. It should be noted that the use of short sales as a hedge may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

         Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must deposit and maintain in a segregated account (not with the broker) an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short.

         Short selling may produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund. Increased turnover, as well as the effect of holding period reductions or eliminations that may result from the tax rules applicable to short sales, may result in the Fund's realization of more gains from the sale of securities deemed to have been held for less than three months. These short-term gains must be less than 30% of the Fund's gross income for any taxable year in order for the Fund to qualify as a regulated investment company for that year under the Internal Revenue Code of 1986, as amended.

         While there are risks involved in short sales, the Trustees have considered such risks and believe that the Fund should have the opportunity to engage in short sales in order to take advantage of the potential gains from these sales. In reaching this conclusion, the Trustees also considered the Fund's investment objective (to seek long-term capital growth) and determined that short sales are consistent with pursuing this objective. The Trustees also determined that the increased flexibility provided by this Proposal may improve the Fund's competitiveness. In addition, the Trustees considered the fact that this Proposal would conform the Fund's investment restrictions to those of most other John Hancock funds.

         The Fund's current fundamental investment restriction regarding short sales states that:

         "The Fund may not:

          (1) Purchase securities on margin or sell short, except that the Fund may obtain such short term credits as are necessary for the clearance of securities transactions. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

         The Trustees recommend that the shareholders vote to replace this restriction with the following new fundamental investment restriction:

         "The Fund may not:

          (1) Purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except (i) in connection with arbitrage transactions, (ii) for hedging the Fund's exposure to an actual or anticipated market decline in the value of its securities, (iii) to profit from an anticipated decline in the value of a security, and (iv) for obtaining such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin."

         The Fund's investment restriction with respect to short sales will remain fundamental, which means that it can be changed in the future only by a Majority Shareholder Vote.

TRUSTEES' RECOMMENDATION

         THE TRUSTEES RECOMMEND THAT THE FUND'S SHAREHOLDERS ADOPT THE PROPOSED CHANGE TO THE FUND'S INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES.

REQUIRED VOTE

         Approval of the proposed change to the Fund's investment restriction requires a Majority Shareholder Vote.

                                   PROPOSAL 4

            PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT
                    RESTRICTION REGARDING LOANS BY THE FUND

         On August 28, 1995, the Trustees of the Trust, including the Independent Trustees, voted to approve, and voted to recommend to the Fund's shareholders that they approve, a proposal to amend the Fund's fundamental investment restriction with respect to the ability of the Fund to make loans (the "Existing Restriction"). The Proposal would permit the Fund to make loans of its portfolio securities in amounts up to 33 1/3% of the Fund's total assets.

         The Existing Restriction does not permit the Fund to make loans of any kind except to the extent that purchasing debt instruments and entering into repurchase agreements are considered to be loans. Under current regulatory policies, however, a mutual fund is permitted to lend portfolio securities in accordance with its investment policies in an amount up to 33 1/3% of the fund's total assets. Therefore, in order to give the Fund the greatest flexibility permitted under current regulatory policies about securities lending, the Trustees recommend that the Existing Restriction regarding securities lending be amended to allow the Fund to lend its portfolio securities in an amount up to 33 1/3% of the Fund's total assets.

         The Fund would lend its portfolio securities in order to increase the return on its investments. Under a securities loan, the Fund would transfer certain of its portfolio securities to a third party in exchange for the right to the return of such assets and an agreed upon payment. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. To minimize the risk of loss, the Fund may lend its securities only to qualified institutions or broker-dealers. In addition, the Fund must continuously secure its loans by collateral in cash, cash equivalents or U.S. Government securities maintained on a current basis in an amount at least equal to the market value of the securities loaned. Having considered these risks and the required safeguards against potential losses from securities lending, the Trustees believe that the Fund may benefit from having the opportunity to increase its income by lending portfolio securities, as permitted by current regulatory policies.

         The Fund's current fundamental investment restriction regarding loans states that:

         "The Fund may not: . . .

          (10) Make loans, except that the Fund may purchase or hold debt instruments and may enter into repurchase agreements (subject to Restriction 14) in accordance with its investment objectives and policies."

         The Trustees recommend that the shareholders vote to replace this restriction with the following new fundamental investment restriction:

         "The Fund may not: . . .


          (10) Make loans, except that the Fund may (1) lend portfolio securities in accordance with the Fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities."


         The Fund's investment restriction with respect to loans will remain fundamental, which means that it can be changed in the future only by a Majority Shareholder Vote.

TRUSTEES' RECOMMENDATION

         THE TRUSTEES RECOMMEND THAT THE FUND'S SHAREHOLDERS ADOPT THE PROPOSED CHANGE TO THE FUND'S INVESTMENT RESTRICTION WITH RESPECT TO MAKING LOANS.

REQUIRED VOTE

         Approval of the proposed change to the Fund's investment restriction requires a Majority Shareholder Vote.


                                   PROPOSAL 5

                              ELECTION OF TRUSTEES

         On August 28, 1995, the Trustees of the Trust, including the Independent Trustees, voted to approve, and voted to recommend to the Fund's shareholders that they approve, a proposal to elect eighteen Trustees to the Board of Trustees of the Trust (the "Nominees"). Seven of the eighteen Nominees are additional Trustees and eleven of the Nominees currently serve as Trustees. Information concerning the Nominees and other relevant factors is discussed in this Proposal 5.


         Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any Nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Trusts' Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee.


INFORMATION CONCERNING NOMINEES

         The following table sets forth each Nominee's principal occupation or employment during the past five years and the number of Class A shares of beneficial interest of the Fund beneficially owned by him or her, directly or indirectly, on August 31, 1995. With respect to the Nominees who currently serve as Trustees, the table sets forth the date he or she first became a Trustee. The eleven Nominees currently serving as Trustees are listed first.


                                                                                                           Number of
  Name and                          Principal Occupation                                                    Shares
Position With                          or Employment                          First Became                Owned (1)(2)
  the Trust                         During Last Five Years                      A Trustee                (Class A Only)
-------------                       ----------------------                    ------------               --------------
Edward J. Boudreau, Jr.*         Chairman and Chief Executive Officer              1992                         76
(age 50)                         of the Adviser and The Berkeley
Chairman, Nominee                Group; Chairman and Managing Director, John
                                 Hancock Advisers International Ltd.
                                 ("Advisers International"), NM Capital
                                 Management, Inc. ("NM Capital"), John Hancock
                                 Funds, Investor Services; Chairman of First
                                 Signature Bank and Trust Company and Sovereign
                                 Asset Management Corporation ("SAMCorp");
                                 Director, John Hancock Capital Corp., John
                                 Hancock Freedom Securities Corp. and New
                                 England/Canada Business Securities Council;
                                 Member, Investment Company Institute Board of
                                 Governors; Director, Asia Strategic Growth
                                 Fund, Inc.; Trustee, Museum of Science;
                                 President, the Adviser (until July 1992);
                                 Chairman, John Hancock Distributors, Inc.
                                 (until April 1994); Trustee or Director and
                                 Chairman of fifty-three investment companies
                                 managed by the Adviser.


Douglas M. Costle                Director, Chairman of the Board and               1989                      109.44
(age 56)                         Distinguished Senior Fellow,
Trustee, Nominee                 Institute for Sustainable Communities,
                                 Vermont Law School (since 1991); Dean, Vermont
                                 Law School (until 1991); Director, Air and Water
                                 Technologies Corporation (environmental
                                 services and equipment), Niagara Mohawk Power
                                 Company (electric services) and MITRE
                                 Corporation (governmental consulting services);
                                 Trustee or Director of eleven investment
                                 companies managed by the Adviser.

William A. Barron, III           Trustee, H.M. Payson & Company (since             1991                        100
(age 73)                         1991);  Trustee or Director of eleven
Trustee, Nominee                 investment companies managed by the Adviser.


Leland O. Erdahl                 President and Director of Nature Quality          1991                      650.20
(age 66)                         Ingredients Company, Inc. and Santa Fe
Trustee, Nominee                 Ingredients Company, Inc. (private food
                                 processing companies); Director of Uranium
                                 Resources, Inc.; President of Stolar, Inc.
                                 (from 1987 to 1991) and President of
                                 Albuquerque Uranium Corporation (from 1985 to
                                 1992); Director of Freeport-McMoRan Copper &
                                 Gold Company, Inc., Hecla Mining Company,
                                 Canyon Resources Corporation and Original
                                 Sixteen to One Mines, Inc. (from 1984 to 1987
                                 and 1991) (management consultant); Trustee or
                                 Director of eleven investment companies managed
                                 by the Adviser.


Richard A. Farrell               President of Farrell, Healer & Co.,               1991                      109.44
(age 62)                         (venture capital management firm) (since 1980);
Trustee, Nominee                 Prior to 1980, headed the venture capital group
                                 at Bank of Boston Corporation; Trustee or
                                 Director of eleven investment companies managed
                                 by the Adviser.

William F. Glavin                President, Babson College; Vice Chairman,         1992                        0
(age 72)                         Xerox Corporation (until June 1989);
Trustee, Nominee                 Director, Caldor Inc. and Inco. Ltd;
                                 Trustee or Director of eleven investment
                                 companies managed by the Adviser.

Patrick Grant                    President, Financial Management Incorporated      1989                     2,672.187
(age 72)                         (professional treasurer) (since 1978); Prior
Trustee, Nominee                 to 1978, Treasurer of Endowment Management &
                                 Research Corp. (investment advisory firm) and
                                 Omega Fund, Inc. (open-end investment
                                 company); Trustee or Director of eleven
                                 investment companies managed by the Adviser.

Ralph Lowell, Jr.                Director, Lowell Blake and Associates             1989                     238.937
(age 72)                         (registered investment adviser) (since 1978);
Trustee, Nominee                 Vice President of Lowell Blake and Associates
                                 (from 1978 to 1985); Trustee or Director of
                                 eleven investment companies managed by the
                                 Adviser.

Dr. John A. Moore                President and Chief Executive Officer,            1990                     668.813
(age 56)                         Institute for Evaluating Health Risks
Trustee, Nominee                 (nonprofit institution) (since September 1989);
                                 Assistant Administrator of the Office of
                                 Pesticides and Toxic Substances at the
                                 Environmental Protection Agency (from December
                                 1983 to July 1989); Trustee or Director of
                                 eleven investment companies managed by the
                                 Adviser.

Patti McGill Peterson            President, St. Lawrence University;               1993                     315.253
(age 52)                         Director, Niagara Mohawk Power
Trustee, Nominee                 Corporation and Director, Security Mutual
                                 Life; Trustee or Director of eleven investment
                                 companies managed by the Adviser.

John W. Pratt                    Professor of Business Administration at           1991                     346.137
(age 64)                         Harvard University Graduate School of
Trustee, Nominee                 Business Administration (since 1961);
                                 Trustee or Director of eleven investment
                                 companies managed by the Adviser.


Dennis S. Aronowitz              Professor of Law, Boston University                                           0
(age 64)                         School of Law; Trustee or Director
Nominee                          of seventeen investment companies managed
                                 by the Adviser.

Richard P. Chapman, Jr.          President, Brookline Savings Bank;                                            0
(age 60)                         Trustee or Director of seventeen investment
Nominee                          companies managed by the Adviser.

William J. Cosgrove              Vice President, Senior Banker and                                             0
(age 62)                         Senior Credit Officer, Citibank,
Nominee                          N.A. (retired September, 1991);
                                 Executive Vice President, Citadel Group
                                 Representative Inc.; Director, the Hudson City
                                 Savings Bank; Trustee or Director of seventeen
                                 investment companies managed by the Adviser.

Gail D. Fosler                   Vice President and Chief Economist,                                           0
(age 47)                         The Conference Board (nonprofit economic
Nominee                          organization); Deputy Staff Director and Chief
                                 Economist, Minority Staff of U.S. Senate
                                 Committee on the Budget (until September 1989);
                                 Trustee or Director of seventeen investment
                                 companies managed by the Adviser.

Bayard Henry                     Corporate Advisor; Director, Fiduciary Trust                               103.813
(age 64)                         Company (trust company); Director, Groundwater
Nominee                          Technology, Inc. (remediation); Trustee or
                                 Director of seventeen investment companies
                                 managed by the Adviser.

Richard S. Scipione*             General Counsel, the Life Company;                                            0
(age 58)                         Director, the Adviser, John Hancock
Nominee                          Broker Distribution Services, Inc.,
                                 Investor Services, John Hancock Distributors,
                                 Inc., John Hancock Subsidiaries, Inc., John
                                 Hancock Property and Casualty Insurance and its
                                 affiliates (until November 1993), SAMCorp and
                                 NM Capital; Trustee, The Berkeley Group;
                                 Director, JH Networking Insurance Agency, Inc.,
                                 John Hancock Home Mortgage Corporation and John
                                 Hancock Financial Access, Inc. (until July
                                 1990); Trustee or Director of seventeen investment
                                 companies managed by the Adviser.

Edward J. Spellman               Partner, KPMG Peat Marwick (retired                                           0
(age 62)                         June, 1990); Trustee or Director of seventeen
Nominee                          investment companies managed by the Adviser.

---------------
 *   "Interested person," as defined in the 1940 Act of the Fund and the Adviser.

(1)  The information as to beneficial ownership is based on statements furnished to the Trust by the Nominees.
     Each has all voting and investment powers with respect to the shares indicated.

(2)  None of the Nominees beneficially owned individually, and the Nominees and executive officers of the Fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the Fund on the Record Date. Because Trustees are eligible to purchase Class A shares of the Fund at net asset value, no Trustee owns Class B shares of the Fund.

         It is anticipated that Messrs. Lowell, Grant and Barron will resign from the Board of Trustees of the Trust in 1996.

         The Board of Trustees held five meetings during the fiscal year ended July 31, 1995. With respect to the Trust, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the Trust; and (2) the total number of meetings held by all committees of the Trustees on which he or she served.

         The Trust has an Audit Committee of the Trustees. The Committee members are Messrs. Barron, Costle, Erdahl, Farrell, Glavin, Grant, Lowell, Moore, Pratt and Ms. Peterson. Each of the members of the Audit Committee is an Independent Trustee. The Audit Committee held two meetings during the fiscal year ended July 31, 1995.

         The functions performed by the Audit Committee are to recommend annually to the Trustees a firm of independent certified public accountants to audit the books and records of each series of the Trust for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Trust on matters concerning the Fund's financial statements and reports, including the appropriateness of their accounting practices and of their internal controls and procedures; to evaluate the independence of the firm; to review procedures to safeguard portfolio securities; to approve the purchase by the Trust from the firm of all non-audit services; to review all fees paid to the firm; to recommend to the Trustees, at the request of the Trust's officers or Trustees, a resolution of any potential or actual conflict of interest, and to facilitate communication between the firm and the Trust's officers and Trustees.

         The Trust has a Special Nominating Committee of the Trustees known as the Committee on Administration. The Committee members are Messrs. Barron, Costle, Erdahl, Farrell, Glavin, Grant, Lowell, Moore, Pratt and Ms. Peterson. All of the members of the Committee on Administration are Independent Trustees. The Committee on Administration held five meetings during the fiscal year ended July 31, 1995.

         Included among the functions of the Committee on Administration is the selection and nomination for appointment and election of candidates to serve as Trustees who are not "interested persons," as defined in the 1940 Act. The Committee on Administration also coordinates with Trustees who are interested persons in the selection and election of Trust officers. The Committee will consider nominees recommended by shareholders to serve as Trustees provided that the shareholders submit such recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

EXECUTIVE OFFICERS

         In addition to the Chairman (Mr. Boudreau), the table below lists the Trust's executive officers. The listed individuals became officers of the Trust on June 25, 1992.

NAME, AGE AND POSITION             PRINCIPAL OCCUPATION
WITH THE TRUST                     DURING THE PAST FIVE YEARS
----------------------             -------------------------------

Anne C. Hodsdon                    President and Chief Operating Officer, the Adviser
(age 42)                           and John Hancock open-end funds; Executive Vice
President                          President, John Hancock closed-end funds.


James B. Little                    Senior Vice President, the Adviser, The Berkeley
(age 60)                           Group, John Hancock Funds, and Investor Services;
Senior Vice President              Senior Vice President and Chief Financial Officer,
and Chief Financial Officer        each of the John Hancock funds.

Thomas H. Drohan                   Senior Vice President and Secretary, the Adviser,
(age 58)                           The Berkeley Group and each of the John Hancock
Senior Vice President              funds; Senior Vice President, Investor Services
and Secretary                      and John Hancock Funds; Director, Advisers
                                   International; Secretary, NM Capital.

Robert G. Freedman                 Vice Chairman and Chief Investment Officer, the
(age 57)                           Adviser and certain John Hancock funds; Director,
Senior Vice President and          the Adviser, Advisers International, Investor
Chief Investment Officer           Services, SAMCorp and NM Capital; Senior Vice
                                   President, The Berkeley Group.

James K. Ho                        Executive Vice President, the Adviser; Senior
(age 43)                           Vice President of the John Hancock funds.
Senior Vice President

Michael P. DiCarlo                 Executive Vice President, the Adviser; Senior
(age 39)                           Vice President of certain John Hancock funds.
Senior Vice President

John A. Morin                      Executive Vice President, the Adviser; Vice President,
(age 45)                           Investor Services and John Hancock Funds; Vice
Vice President                     President and Compliance Officer, certain John Hancock
                                   funds; Counsel, the Life Company; Vice President
                                   and Assistant Secretary, The Berkeley Group.

Susan S. Newton                    Vice President and Assistant Secretary, the
(age 45)                           Adviser; Vice President, Assistant Secretary and
Vice President,                    Compliance Officer, certain John Hancock funds;
Assistant Secretary                Secretary, John Hancock Funds, Investor Services
and Compliance Officer             and SAMCorp; Vice President, The Berkeley Group.

James J. Stokowski                 Vice President, the Adviser; Vice President and
(age 48)                           Treasurer, each of the John Hancock funds.
Vice President and Treasurer

David S. Beckwith                  Vice President, the Adviser and certain John
(age 38)                           Hancock funds.
Vice President


REMUNERATION OF OFFICERS AND TRUSTEES

         The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock fund complex to the current Independent Trustees for their services for the year ended July 31, 1995. Mr. Boudreau, Mr. Scipione and each of the officers of the Trust are interested persons of the Adviser. They are compensated by the Adviser and receive no compensation from the Trust for their services.


                                                                  Total Compensation*
                            Aggregate    Pension or Retirement    From the Fund and
                           Compensation    Benefits Accrued       Other Funds in the
                             from the         as Part of           John Hancock Fund
Independent Trustee           Fund        the Fund's Expenses           Complex
-------------------        ------------  ---------------------    -------------------
William A. Barron, III        $  551            $0                     $ 42,000
Douglas M. Costle                551             0                       42,000
Leland O. Erdahl                 551             0                       42,000
Richard A. Farrell               571             0                       43,500
William F. Glavin                551             0                       41,750
Patrick Grant                    578             0                       44,000
Ralph Lowell, Jr.                551             0                       42,000
Dr. John A. Moore                551             0                       41,750
Patti McGill Peterson            551             0                       42,000
John W. Pratt                    551             0                       42,000
                              ------            --                     --------
Total                         $5,557            $0                     $423,000
----------
*  Total compensation from the Fund and other funds is as of December 31, 1994.


TRUSTEES' RECOMMENDATION

         THE TRUSTEES RECOMMEND THAT THE FUND'S SHAREHOLDERS ELECT EACH OF THE NOMINEES TO SERVE AS A TRUSTEE OF THE TRUST.

REQUIRED VOTE

         Election of each Nominee requires a plurality of votes of the shareholders present at the Meeting, provided there is a quorum present.


                                 OTHER MATTERS

         The Trust's management knows of no business to be brought before the Meeting except as described above. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on these matters in accordance with their best judgment. If shareholders would like additional information about the matters proposed for action, the Trust's management will be glad to hear from them and to provide further information.



                       PROXIES AND VOTING AT THE MEETING


         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a Fund shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares of the Fund represented thereby in favor of the matters set forth in Proposals 1, 2, 3, 4 and for the Nominees in Proposal 5, and will use their best judgment in connection with the transaction of other business that may properly come before the Meeting or any adjournment thereof.

         In the event that, at the time any session of the Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes by Fund shareholders in favor of Proposals 1, 2, 3, 4 and for the Nominees in Proposal 5 have not been received, the persons named as proxies will vote those proxies which they are entitled to vote in favor of the relevant Proposal for such an adjournment, and will vote those proxies required to be voted against the Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to the adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.


         Shares of beneficial interest of the Fund represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the Proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions will be treated as shares that are present and entitled to vote with respect to each Proposal, but will not be counted as a vote in favor of the Proposal. Accordingly, an abstention from voting on a Proposal has the same effect as a vote against the Proposal. As noted above, the adoption by the Fund's shareholders of Proposals 1, 2, 3 and 4 requires the affirmative vote of the lesser of (i) 67 percent or more of the Fund's outstanding voting securities present at the Meeting, if the holders of more than 50 percent of the Fund's shares of beneficial interest are present or represented by proxy; or (ii) 50 percent or more of the Fund's outstanding shares of beneficial interest. As noted above, the election of each Nominee listed in Proposal 5 requires a plurality of votes of the shareholders present in person or by proxy at the Meeting, provided there is a quorum present.

         If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to a particular Proposal, those shares will not be considered as present and entitled to vote with respect to the Proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a Proposal has been adopted or a Nominee elected pursuant to item (i) above and Proposal 5, respectively. However, in determining whether a Proposal has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" will have the same effect as a vote against the Proposal.

         In addition to the solicitation of proxies by mail or in person, the Trust may also arrange to have votes recorded by telephone by officers and employees of the Trust or by personnel of the Adviser, John Hancock Funds or Investor Services. The telephone voting procedure is designed to authenticate a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. The Trust has not sought an opinion of counsel on this matter and is unaware of any such challenge at this time.

         A shareholder will be called on a recorded line at the telephone number appearing in the Fund's account records for the account and will be asked the shareholder's Social Security number or other identifying information. The shareholder will then be given an opportunity to authorize proxies to vote his shares at the Meeting in accordance with the shareholder's instructions. To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions in the mail. A special toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

                            SHAREHOLDERS' PROPOSALS

         The Trust is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of the Trust must submit the proposal in writing, so that it is received by the Trust at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY


Boston, Massachusetts
September 29, 1995                                   JOHN HANCOCK DISCOVERY FUND

                                   EXHIBIT A

                          JOHN HANCOCK DISCOVERY FUND
                  (a series of Freedom Investment Trust III )

                             101 Huntington Avenue
                          Boston, Massachusetts 02199
                                December 1, 1995


John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199


                         Investment Management Contract
                         ------------------------------

Ladies and Gentlemen:

         Freedom Investment Trust III (the "Trust"), of which John Hancock Discovery Fund (the "Fund") is a series, has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest, no par value, may be divided into series, each series representing the entire undivided interest in a separate portfolio of assets. This Agreement relates solely to the Fund.

         The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the Fund, and to provide certain other services, as more fully set forth below, and the Adviser is willing to provide such advice, management and services under the terms and conditions hereinafter set forth.


         Accordingly, the Adviser and the Trust, on behalf of the Fund, agree as follows:

         1. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies, properly certified or otherwise authenticated, of each of the following:

         (a) Declaration of Trust of the Trust, dated May 14, 1991, as amended from time to time (the "Declaration of Trust");

         (b) By-Laws of the Trust as in effect on the date hereof;

         (c) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of this Agreement;

         (d) Commitments, limitations and undertakings made by the Fund to state securities or "blue sky" authorities for the purpose of qualifying shares of the Fund for sale in such states; and

         (e) The Trust's Code of Ethics.

         The Trust will furnish to the Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

         2. INVESTMENT AND MANAGEMENT SERVICES. The Adviser will use its best efforts to provide to the Fund continuing and suitable investment programs with respect to investments, consistent with the investment objectives, policies and restrictions of the Fund. In the performance of the Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Fund's then-current Prospectus and Statement of Additional Information included in the registration statement of the Trust as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Adviser will, at its own expense:

         (a) furnish the Fund with advice and recommendations, consistent with the investment objectives, policies and restrictions of the Fund, with respect to the purchase, holding and disposition of portfolio securities, alone or in consultation with any subadviser or subadvisers appointed pursuant to this Agreement and subject to the provisions of any sub-investment management contract respecting the responsibilities of such subadviser or subadvisers;

         (b) advise the Fund in connection with policy decisions to be made by the Trustees or any committee thereof with respect to the Fund's investments and, as requested, furnish the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

         (c) provide administration of the day-to-day investment operations of the Fund;

         (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

         (e) assist the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

         (f) consistent with the provisions of Section 7 of this Agreement, place orders for the purchase, sale or exchange of portfolio securities with brokers or dealers selected by the Adviser, PROVIDED that in connection with the placing of such orders and the selection of such brokers or dealers the Adviser shall seek to obtain execution and pricing within the policy guidelines determined by the Trustees and set forth in the Prospectus and Statement of Additional Information of the Fund as in effect from time to time;

         (g) provide office space and office equipment and supplies, the use of accounting equipment when required, and necessary executive, clerical and secretarial personnel for the administration of the affairs of the Fund;

         (h) from time to time or at any time requested by the Trustees, make reports to the Fund of the Adviser's performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business and affairs of the Fund;

         (i) maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, including subparagraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 thereunder (other than those records being maintained by the Fund's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act (the Adviser agrees that such records are the property of the Fund and will be surrendered to the Fund promptly upon request therefor);

         (j) obtain and evaluate such information relating to economies, industries, businesses, securities markets and securities as the Adviser may deem necessary or useful in the discharge of the Adviser's duties hereunder;

         (k) oversee, and use the Adviser's best efforts to assure the performance of the activities and services of the custodian, transfer agent or other similar agents retained by the Fund;

         (l) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund; and


         (m) appoint and employ one or more subadvisers satisfactory to the Fund under sub-investment management agreements.


         3.  EXPENSES PAID BY THE ADVISER. The Adviser will pay:

         (a) the compensation and expenses of all officers and employees of the Trust;

         (b) the expenses of office rent, telephone and other utilities, office furniture, equipment, supplies and other expenses of the Fund; and

         (c) any other expenses incurred by the Adviser in connection with the performance of its duties hereunder.

         4. EXPENSES OF THE FUND NOT PAID BY THE ADVISER. The Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by it. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Adviser will not be required to pay under this Agreement:

         (a) any and all expenses, taxes and governmental fees incurred by the Trust or the Fund prior to the effective date of this Agreement;

         (b) without limiting the generality of the foregoing clause (a), the expenses of organizing the Trust and the Fund (including without limitation, legal, accounting and auditing fees and expenses incurred in connection with the matters referred to in this clause
             (b)), of initially registering shares of the Trust under the Securities Act of 1933, as amended, and of qualifying the shares for sale under state securities laws for the initial offering and sale of shares;

         (c) the compensation and expenses of Trustees who are not interested persons (as used in this Agreement, such term shall have the meaning specified in the 1940 Act) of the Adviser and of independent advisers, independent contractors, consultants, managers and other unaffiliated agents employed by the Fund other than through the Adviser;

         (d) legal (including an allocable portion of the cost of its employees rendering legal services to the Fund), accounting and auditing fees and expenses of the Fund;

         (e) the fees and disbursements of custodians and depositories of the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

         (f) taxes and governmental fees assessed against the Fund's assets and payable by the Fund;

         (g) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Fund;

         (h) brokers' commissions and underwriting fees;

         (i) the expense of periodic calculations of the net asset value of the shares of the Fund; and

         (j) insurance premiums on fidelity, errors and omissions and other coverages.

         5. COMPENSATION OF THE ADVISER. For all services to be rendered, facilities furnished and expenses paid or assumed by the Adviser as herein provided, the Adviser shall be entitled to a fee, paid monthly in arrears, at the annual rate of 0.75% of the average daily net assets of the Fund for the preceding month up to $750,000,000 and 0.70% for all amounts over $750,000,000.

         The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Adviser will receive a pro rata portion of such monthly fee for any periods in which the Adviser serves as investment adviser to the Fund for less than a full month. On any day that the net asset value calculation is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

         In the event that normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of any limitation imposed by the law of a state where the Fund has registered its shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent required by law, and the Adviser will make any additional arrangements that the Adviser is required by law to make.

         In addition, the Adviser may agree not to impose all or a portion of its fee (in advance of the time its fee would otherwise accrue) and/or undertake to make any other payments or arrangements necessary to limit the Fund's expenses to any level the Adviser may specify. Any fee reduction or undertaking shall constitute a binding modification of this Agreement while it is in effect but may be discontinued or modified prospectively by the Adviser at any time.

         6. OTHER ACTIVITIES OF THE ADVISER AND ITS AFFILIATES. Nothing herein contained shall prevent the Adviser or any affiliate or associate of the Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity, whether or not having investment policies or portfolios similar to the Fund's; and it is specifically understood that officers, directors and employees of the Adviser and those of its parent company, John Hancock Mutual Life Insurance Company, or other affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Adviser or of its affiliates and to said affiliates themselves.

         The Adviser shall have no obligation to acquire with respect to the Fund a position in any investment which the Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if, in the sole discretion of the Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

         7. AVOIDANCE OF INCONSISTENT POSITION. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its investment management subsidiaries, nor any of the Adviser's or such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. If any occasions shall arise in which the Adviser advises persons concerning the shares of the Fund, the Adviser will act solely on its own behalf and not in any way on behalf of the Fund. Nothing herein contained shall limit or restrict the Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts.

         8. NO PARTNERSHIP OR JOINT VENTURE. Neither the Trust, the Fund nor the Adviser are partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

         9. NAME OF THE TRUST AND THE FUND. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Mutual Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name "John Hancock Discovery Fund" through permission of John Hancock Mutual Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Mutual Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Mutual Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

         10. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Trust shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Trust and not as the Adviser's employee or agent.

         11. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until June 30, 1997, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by (a) a majority of the Trustees who are not interested persons of the Adviser or (other than as Board members) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) either (i) the Trustees or (ii) a majority of the outstanding voting securities of the Fund. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the vote of a majority of the outstanding voting securities of the Fund, by the Trustees or by the Adviser. Termination of this Agreement shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section 11, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" and "voting security") shall be applied.

         12. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by (a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser or (other than as Trustees) of the Fund, cast in person at a meeting called for the purpose of voting on such approval, and
(b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

         13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of The Commonwealth of Massachusetts.

         14. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

         15. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock Discovery Fund is a series designation of the Trustees under the Trust's Declaration of Trust. The Declaration of Trust has been filed with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Trust, but only upon the Fund and its property. The Fund shall not be liable for the obligations of any other series of the Trust and no other series shall be liable for the Fund's obligations hereunder.

                                        Yours very truly,

                                        FREEDOM INVESTMENT TRUST III
                                        on behalf of John Hancock Discovery Fund


                                        By: ___________________________________

                                        Title: ________________________________

The foregoing contract is hereby
agreed to as of the date hereof.

JOHN HANCOCK ADVISERS, INC.


By: __________________________________

Title: _______________________________

                                   EXHIBIT B

         The Adviser provides investment advisory services to the following John Hancock funds with investment objectives substantially identical to that of the
Fund:


NAME OF FUND                 ASSET SIZE          ADVISORY FEE
                             (as of 6/30/95)

John Hancock Emerging        $490,903,516.83     0.75% of the Fund's average
Growth Fund                                      daily net assets.

John Hancock                 $170,343,981.44     0.80% of the first
Growth Fund                                      $250,000,000 of the Fund's
                                                 average daily net assets; 0.75%
                                                 of the next $250,000,000; and
                                                 0.70% in excess of
                                                 $500,000,000.

John Hancock                 $118,055,338.08     0.75% of the Fund's
Sovereign                                        average daily net
Achievers Fund                                   assets.

John Hancock                 $729,080,808.29     0.85% of the first $250,000,000
Special Equities                                 of the Fund's average daily
Fund                                             net assets; and 0.80% in excess
                                                 of $250,000,000.

John Hancock                 $235,569,187.02     0.80% of the first
Special Opportunities                            $500,000,000 of the
Fund                                             Fund's average daily net
                                                 assets; 0.75% of the next
                                                 $500,000,000; and 0.70% in
                                                 excess of $1,000,000,000.

                          JOHN HANCOCK DISCOVERY FUND
               101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199

            SPECIAL MEETING OF THE SHAREHOLDERS - NOVEMBER 15, 1995
                  PROXY SOLICITATION BY THE BOARD OF TRUSTEES

         The undersigned, revoking previous proxies, hereby appoint(s) Edward J. Boudreau, Jr., Thomas H. Drohan and James B. Little, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Discovery Fund (the "Fund"), a series of Freedom Investment Trust III (the "Trust"), which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held at 101 Huntington Avenue, Boston, Massachusetts, on November 15, 1995 at 9:00 a.m., Boston time, and at any adjournment of the Meeting. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated September 29, 1995 is hereby acknowledged. If not revoked, this proxy shall be voted:

                                       PLEASE SIGN, DATE AND RETURN
                                       PROMPTLY IN ENCLOSED ENVELOPE



                                       Date __________________, 1995

                                       NOTE: Signature(s) should agree with
                                       name(s) printed herein. When signing as
                                       attorney, executor, administrator,
                                       trustee or guardian, please give your
                                       full title as such. If a corporation,
                                       please sign in full corporate name by
                                       president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                       ----------------------------------------
                                                  Signature(s)

VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS.


THIS PROXY SHALL BE VOTED IN FAVOR OF (FOR) PROPOSALS 1, 2, 3, 4 AND FOR THE NOMINEES IN PROPOSAL 5 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, SAID PROXY OR PROXIES SHALL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK.


     (1) To approve the terms of a new investment management contract (the "New Agreement") between the Trust, on behalf of the Fund, and John Hancock Advisers, Inc. (the "Adviser"). THE ADVISORY FEES PAID BY THE FUND TO THE ADVISER WILL BE REDUCED UNDER THE NEW AGREEMENT.
              ------              ------              ------
          FOR |    |      AGAINST |    |      ABSTAIN |    |
              ------              ------              ------

     (2) To approve an amendment to the Fund's fundamental investment objective to permit the Fund to invest in common stocks of companies with all levels of capitalization and to redesignate the Fund's investment objective as non-fundamental.
              ------              ------              ------
          FOR |    |      AGAINST |    |      ABSTAIN |    |
              ------              ------              ------

     (3) To approve an amendment to the Fund's fundamental investment restriction to permit short sales of securities.
              ------              ------              ------
          FOR |    |      AGAINST |    |      ABSTAIN |    |
              ------              ------              ------

     (4) To approve an amendment to the Fund's fundamental investment restriction to permit the Fund to loan portfolio securities.
              ------              ------              ------
          FOR |    |      AGAINST |    |      ABSTAIN |    |
              ------              ------              ------

     (5) To elect eighteen Trustees to hold office until their respective successors have been duly elected and qualified.

          Dennis S. Aronowitz                    William F. Glavin
          William A. Barron III                  Patrick Grant
          Edward J. Boudreau, Jr.                Bayard Henry
          Richard P. Chapman, Jr.                Ralph Lowell, Jr.
          William J. Cosgrove                    Patti McGill Peterson
          Douglas M. Costle                      Dr. John A. Moore
          Leland O. Erdahl                       John W. Pratt
          Richard A. Farrell                     Richard S. Scipione
          Gail D. Fosler                         Edward J. Spellman

          YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE BY LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF ANY NOMINEE.


          PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.